Third Party Review Firm: Meridian Asset Services, LLC (“Meridian”)
Review Time Period: May 2015 - August 2018
Loan Population: 2,319
Trust: MCMLT 2018-3
Diligence Review Services

I.	Title Diligence Review:
Meridian was engaged to perform diligence on multiple pools of mortgage loans between May 2015 and August 2018. The diligence was performed at Meridian’s office in St. Petersburg, Florida. The diligence consisted of an analysis of the mortgage chain of title as well as current outstanding recorded liens.  Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”).  Meridian gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings. This Title Diligence Review was completed by Meridian on 2,043 of the 2,319 mortgage loan files in this population. Meridian was not engaged for Title Diligence Review services and has no direct knowledge of the condition or status of title for the remaining 276 loan files. These are identified on the attached schedule as “Not Ordered”.
The scope of the diligence included the following:
A.
Delinquent Tax Review: The tax information was reviewed to determine whether there were any delinquent taxes at the time of review capturing the amount due and tax due date if available.  Delinquent tax information is provided to the servicer for resolution.

B.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.
Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

Third Party Review Firm: Meridian Asset Services, LLC (“Meridian”)
Review Time Period: May 2015 - August 2018
Loan Population: 2,319
Trust: MCMLT 2018-3

C.	Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“HOA Liens”)
D.
Prior Mortgage & Lien Validity Review: For those items identified in C(a) and C(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor identity verification (i.e. commonality of name)
c.	Attachment protections such as Tenancy by the Entireties, Instantaneous Seisin, etc.
d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)
E.
Miscellaneous Item Review: In instances where a miscellaneous item or exception (not otherwise detailed above) is identified in the course of the itemized scope detailed above, that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage.

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

Third Party Review Firm: Meridian Asset Services, LLC (“Meridian”)
Review Time Period: May 2015 - August 2018
Loan Population: 2,319
Trust: MCMLT 2018-3

II.	Curative and Title Repair Process:
After completion of the Title Diligence Review, some of the remaining title and lien issues were assigned to Meridian for further review and curative action.  For each title and lien issue type identified below, a defined repair process was instituted.  The curative remedies included but were not limited to the following:
A.
Deed Vesting Issues: Review of deed vesting issues and, when they are deemed material to the enforceability of the subject mortgage, confirm whether there are any title policy exceptions which would preclude title policy coverage for the vesting concerns.

B.	HOA Liens:
I.	Determine whether HOA liens recorded after the subject mortgage are located in states which allow for HOA liens to take either limited or full lien priority over the subject mortgage.
II.	Confirm whether the state’s super priority provision is applicable in each instance within current state regulations.
III.
In cases where this super priority is applicable, work with the HOA to satisfy the lien and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

C.
Municipal Liens & Property Tax Liens: Contact the municipality/lienholder to satisfy any lien determined to have either limited or full lien priority over the subject mortgage and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

D.
Prior Liens: Determine whether any liens or judgments recorded prior to the subject mortgage are able to assert lien priority over the subject mortgage against the subject property, and confirm that there are no title policy exceptions which would preclude title policy coverage against the prior lien with respect to its indemnification of the subject mortgage’s first lien priority.

E.	Prior Mortgages:
I.
In cases where the subject mortgage is reported by the issuer to be a first lien priority mortgage, confirm that there are no title policy exceptions which would explicitly preclude title policy coverage against the prior mortgage with respect to its indemnification of the subject mortgage’s first lien priority.

II.
In cases where the subject mortgage is reported by the issuer to not be a first lien priority mortgage, confirm that the subject mortgage is currently in the reported lien position with respect to any other previously recorded open mortgages against the property.

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

Third Party Review Firm: Meridian Asset Services, LLC (“Meridian”)
Review Time Period: May 2015 - August 2018
Loan Population: 2,319
Trust: MCMLT 2018-3

This letter confirms that as of September 5th, 2018 with respect to Title Diligence Review on 2,043 of the 2,319 mortgage loans eligible for inclusion within MCMLT 2018-3, the exceptions and findings of substance detailed on the attached schedule, are summarized as follows:
A.
Except with respect to 12 mortgage loans, there are no potential issues surrounding deed vesting concerns. With respect to 10 of the 12 mortgage loan files with potential deed vesting concerns, the mortgage loan file contains a Title Policy on which there are no stated Title Policy Exceptions that would explicitly preclude coverage.

B.
Except with respect to 41 Super Position HOA Liens across 32 mortgage loan files, no unresolved Super Position HOA Liens that were recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

C.
Except with respect to 160 Municipal Liens or Property Tax Liens across 76 mortgage loan files, no unresolved Municipal Liens or Property Tax Liens which had limited or full lien priority over the subject mortgage were identified.

D.
Except with respect to 43 Prior Liens across 18 mortgage loan files which were recorded prior to the subject mortgage, all Prior Lien exceptions identified in our review have been resolved. With respect to the 43 remaining Prior Lien exceptions, 17 of the 18 mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions that would explicitly preclude coverage.

E.
Except with respect to 165 Prior Mortgage exceptions across 153 mortgage loan files that were reflected in the title search to be senior to the subject mortgage, all Prior Mortgages identified by the title abstracting service provider have been resolved. With respect to 165 of the remaining Prior Mortgage exceptions across 153 mortgage loan files, 114 of these mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions that would explicitly preclude coverage. With respect to the remaining 41 Prior Mortgage exceptions across 39 mortgage loan files, in each instance the subject mortgage was reported by the issuer to be in a lien position other than 1st priority.

F.
Meridian was not engaged for Title Diligence Review services and has no direct knowledge of the condition or status of title for the other 276 loan files. These are identified on the attached schedule as “Not Ordered”.

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650